                                                                  Exhibit 10.32


                                 SIXTH AMENDMENT

         SIXTH AMENDMENT dated as of July 31, 1999 (this "AMENDMENT"), by and among LAMONTS APPAREL, INC., a Delaware corporation (the "BORROWER"), having its principal place of business at 12413 Willows Road N.E., Kirkland, WA 98034, BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), a national banking association and the other lending institutions that are or may become party to the Loan Agreement referred to below (the "BANKS"), and BANKBOSTON, N.A., as agent for the Banks (the "AGENT") amending certain provisions of the Amended and Restated Debtor in Possession and Exit Financing Loan Agreement by and among the Borrower, the Banks, and the Agent dated as of September 26, 1997, as previously amended by a First Amendment dated as of January 8, 1998, a Second Amendment dated as of April 1, 1998, a Third Amendment dated as of September 23, 1998, a Fourth Amendment dated as of April 13, 1999 and a Fifth Amendment dated as of July 9, 1999 (as so amended, the "LOAN AGREEMENT"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

         WHEREAS, the Borrower has requested that the Banks and the Agent agree to amend the terms of the Loan Agreement in order to modify the financial covenant set forth in Section 10.3(d) thereof; and

         WHEREAS, the Banks and the Agent are willing to amend the terms of the Loan Agreement in such respects, upon the terms and subject to the conditions contained herein; and

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the treceipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. AMENDMENT TO SECTION 10.3 OF THE LOAN AGREEMENT. Section 10.3(d) of the Loan Agreement is hereby amended by deleting the Minimum Amount of "$47,800,000" set forth opposite the date of July 31, 1999 in the table set forth therein, and by replacing such amount with the Minimum Amount of "$46,500,000".

         Section 2. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Banks and the Agent as follows:


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                                      -2-


         (a) Each of the representations and warranties of the Borrower contained in the Loan Agreement or in any other Loan Documents was true and correct as of the date as of which it was made and is true and correct in all material respects as of the date of this Amendment except to the extent such representations and warranties expressly related to a prior date (in which case they shall be true and correct as of such earlier date); and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

         (b) This Amendment has been duly authorized, executed and delivered by the Borrower; and

         (c) This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         Section 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions:

         (a) This Amendment shall have been duly executed and delivered by the Borrower, the Banks and the Agent.

         (b) The Agent shall have received written confirmation of approval of this Amendment executed by the Surety and written ratification of the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) executed by the Guarantor (as defined in the Purchase and Guaranty Agreement), each in form and substance satisfactory to the Agent.

         (c) The Agent shall have received such other documents or instruments relating hereto as the Agent shall have reasonably requested.

         Section 4. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

         Section 5. NO OTHER CHANGES; NO IMPLIED WAIVER. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall be unaffected hereby and shall continue in full force and effect, and nothing contained herein shall constitute a waiver by the Agent or any Bank of any right, remedy, Default, or Event of Default, or impair or otherwise affect any


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                                      -3-


Obligations, any other obligations of the Borrower, or any right of the Agent or any Bank consequent thereon.

         Section 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         Section 7. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).










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                                      -4-


         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                      LAMONTS APPAREL, INC.



                                      By: /s/ Loren R. Rothschild
                                         --------------------------------
                                              Name:  Loren R. Rothschild
                                              Title: Vice Chairman


                                      BANKBOSTON, N.A., in its respective
                                      capacities as a Revolving Credit Bank
                                      and Agent


                                      By:  /s/ W.J. Sherald
                                         --------------------------------
                                               Name: W.J. Sherald
                                               Title:  Vice President


                                      BANKBOSTON, N.A., as Term Loan
                                      Lender


                                      By:  /s/ W.J. Sherald
                                         --------------------------------
                                               Name: W.J. Sherald
                                               Title:  Vice President


                                      THE CIT GROUP/BUSINESS CREDIT,
                                      INC., as a Revolving Credit Bank


                                      By:  /s/ Cecil Chinery
                                         --------------------------------
                                               Name:  Cecil Chinery
                                               Title: VP




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                                      -5-


                           CONFIRMATION OF THE SURETY
                                       AND
                                OF THE GUARANTOR

         The Surety hereby confirms approval of the foregoing amendment in all respects and directs the Term Loan Lender to give its consent thereto. The Guarantor (as defined in the Purchase and Guaranty Agreement) hereby ratifies and confirms the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) in all respects, and agrees that the Supplemental Guaranty, after giving effect to foregoing amendment, shall continue in full force and effect.


                                            SPECIALTY INVESTMENT I LLC


                                            By: /s/ Alan R. Goldstein
                                               ----------------------
                                            Name:  Alan R. Goldstein
                                            Title:   CFO/Mgr


                                            GORDON BROTHERS PARTNERS,
                                            INC.


                                            By: /s/ Alan R. Goldstein
                                               ----------------------
                                            Name:  Alan R. Goldstein
                                            Title:   CFO/EVP